UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2010

BIOHEART, INC.

(Exact name of registrant as specified in its charter)

Florida	1-33718	65-0945967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13794 NW 4th Street, Suite 212, Sunrise, Florida	33325
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 835-1500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 1, 2010 Bioheart, Inc. appointed Catherine Sulawske-Guck as Chief Operating Officer. Ms. Sulawske-Guck has served as the Vice President of Administration and Human Resources since January 2007. She joined Bioheart in the full-time capacity as Director of Administration and Human Resources in January 2004 after having served in a consulting capacity since December 2001. Prior to joining Bioheart, from May 1989 until November 2001, Ms. Sulawske-Guck served as Director of Operations and Customer Service for World Medical (a subsidiary of Medtronic).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2010

BIOHEART, INC.

By: /s/ Mike Tomas___________
Mike Tomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
None.